UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2013 (April 17, 2013)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Shareholders of EQT Corporation (the “Company”) held on April 17, 2013 (the “Annual Meeting”), the Company’s shareholders approved the Company’s Restated Articles of Incorporation (as amended and restated, the “Restated Articles”) to provide for the phased-in implementation of annual elections for all directors and the resulting phased-in elimination of the Company’s classified board structure.  The amendments are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 4, 2013 (the “Proxy Statement”).  The Restated Articles were filed with the Department of State of the Commonwealth of Pennsylvania and became effective on April 17, 2013.  A copy of the Restated Articles is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Company’s Board of Directors (the “Board”) previously approved, subject to approval of the Restated Articles by the Company’s shareholders, the Company’s Amended and Restated By-Laws (as amended and restated, the “Restated By-Laws”) to make conforming changes to reflect the phased-in implementation of annual elections and declassification of the Board.  The Restated By-Laws did not require shareholder approval and became effective at the same time as the Restated Articles.  Clean and marked copies of the Restated By-Laws are attached hereto as Exhibits 3.2 and 3.3 and are incorporated herein by reference.

The foregoing descriptions of the Restated Articles and the Restated By-Laws are qualified in their entirety by reference to the full text of such documents filed herewith and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered five proposals, each of which is described in more detail in the Proxy Statement.  The final vote results for each proposal were as follows:

Proposal 1	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
Elected the individuals set forth below to the Board of Directors to serve a three-year term expiring in 2016:
• Vicky A. Bailey	114,701,129	99.73%	310,247	0.27%	359,359	17,153,710
• Kenneth M. Burke	114,690,032	99.73%	310,578	0.27%	370,125	17,153,710
• George L. Miles, Jr.	84,148,830	93.93%	5,439,347	6.07%	25,782,558	17,153,710
• Stephen A. Thorington	114,721,668	99.75%	286,099	0.25%	362,968	17,153,710

Proposal 2	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
Approved an amendment and restatement of the Company’s Restated Articles to declassify the Board.	114,669,782	99.64%	413,003	0.36%	287,950	17,153,710

Proposal 3	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
Approved a non-binding resolution regarding the compensation of the Company’s named executive officers for 2012.	111,391,738	96.94%	3,520,602	3.06%	458,395	17,153,710

Proposal 4	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
Ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2013.	131,187,700	99.22%	1,025,240	0.78%	311,505	N/A

Proposal 5	Shares For	% For	Shares Against	% Against	Shares Abstained	Broker Non-Votes
A non-binding shareholder proposal regarding a political contribution feasibility study. This proposal was not approved.	3,296,585	2.92%	109,753,364	97.08%	2,320,786	17,153,710

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description
3.1	EQT Corporation Restated Articles of Incorporation (Amended through April 17, 2013)

3.2	EQT Corporation Amended and Restated By-Laws (Amended through April 17, 2013)

3.3	EQT Corporation Amended and Restated By-Laws (Amended through April 17, 2013) (Marked Version)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: April 18, 2013	By:	/s/ Philip P. Conti
		Name:	Philip P. Conti
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	EQT Corporation Restated Articles of Incorporation (Amended through April 17, 2013)

3.2	EQT Corporation Amended and Restated By-Laws (Amended through April 17, 2013)

3.3	EQT Corporation Amended and Restated By-Laws (Amended through April 17, 2013) (Marked Version)